UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2025

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Establishment of Cash Reserve

On December 1, 2025, Strategy Inc (“Strategy”) announced that it has established a US dollar reserve (“USD Reserve”) of $1.44 billion to support the payment of dividends on its preferred stock and interest on its outstanding indebtedness (“Dividends”). The USD Reserve was funded using proceeds from the sale of shares of class A common stock under Strategy’s at-the-market (“ATM”) offering program. Strategy’s current intention is to maintain a USD Reserve in an amount sufficient to fund at least twelve months of Dividends, and Strategy intends to strengthen the USD Reserve over time, with the goal of ultimately covering 24 months or more of its Dividends. The maintenance of this USD Reserve, as well as its terms and amount, remain subject to Strategy’s sole and absolute discretion and Strategy may adjust the USD Reserve from time-to-time based on market conditions, liquidity needs and other factors.

ATM Update

On December 1, 2025, Strategy announced an update with respect to sales made under its ATM of the following securities:

	During Period November 17, 2025 to November 30, 2025			As of November 30, 2025
Security	Shares Sold (1)	Notional Value (in millions) (2)	Net Proceeds (in millions) (3)	Available for Issuance and Sale (in millions)
STRF Stock	—	—	—	$1,637.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	—	—	—	$4,042.4
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	—	—	—	$20,335.7
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	—	—	—	$4,132.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	8,214,000	—	$1,478.1	$14,374.8
Class A Common Stock

Total			$1,478.1

(1)	Includes shares sold but unsettled as of November 30, 2025.
(2)	The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.
(3)	Net proceeds are presented net of sales commission.

BTC Update

On December 1, 2025, Strategy announced updates with respect to its bitcoin holdings:

During Period November 17, 2025 to November 30, 2025			As of November 30, 2025
BTC Acquired (1)	Aggregate Purchase Price (in millions) (2)	Average Purchase Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
130	$11.7	$89,960	650,000	$48.38	$74,436

(1)	The bitcoin purchases were made using proceeds from the sale of shares of MSTR Stock under Strategy’s ATM.
(2)	Aggregate and average purchase prices are inclusive of fees and expenses.

Adjustment to Dividend Rate on Variable Rate Series A Perpetual Stretch Preferred Stock

On November 30, 2025, Strategy increased the regular dividend rate per annum on the STRC Stock effective for monthly periods commencing on or after December 1, 2025 from 10.50% to 10.75%. Strategy announced this new rate via its website, www.strategy.com/strc.

Cash Dividend Declaration

On December 1, 2025, Strategy announced that its board of directors had declared the following cash dividends, payable on December 31, 2025 (or, if such day is not a business day, the next business day) to stockholders of record as of 5:00 p.m., New York City time, or, in the case of STRE, as of 5:00 p.m., London time, on December 15, 2025:

Preferred Stock	Ticker	Period	Cash Dividend Per Share
10.00% Series A Perpetual Strife Preferred Stock	STRF	Quarter ending December 31, 2025	$2.50
Variable Rate Series A Perpetual Stretch Preferred Stock	STRC	Month ending December 31, 2025	$0.896	(1)
10.00% Series A Perpetual Stream Preferred Stock	STRE	Quarter ending December 31, 2025	€1.333	(2)
8.00% Series A Perpetual Strike Preferred Stock	STRK	Quarter ending December 31, 2025	$2.00
10.00% Series A Perpetual Stride Preferred Stock	STRD	Quarter ending December 31, 2025	$2.50

(1)   The cash dividend declared on STRC Stock for the month ending December 31, 2025 represents a per annum dividend rate of 10.75%. The amount set forth above is rounded to the nearest thousandth. The exact amount of such per share dividend is $0.895833333.

(2)   The calculation of the quarterly dividend for shares of STRE represents the dividend accrued from, and including, November 13, 2025, the initial issuance date of STRE, through December 31, 2025. The amount set forth above is rounded to the nearest thousandth. The exact amount of such per share dividend is €1.333333333.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2025, Strategy announced the appointment of Thomas C. Chow as its Executive Vice President & General Counsel and Corporate Secretary, effective immediately.

Thomas Chow brings more than 20 years of legal, policy, and operational leadership across digital asset, fintech, and software companies. Before joining Strategy, he was Chief Legal Officer at Chia Network and Permuto Capital, and before that, General Counsel at PubMatic (NASDAQ: PUBM). He also previously held senior legal roles at Snap Inc. and Exponential Interactive. Earlier in his career, Thomas worked in IT systems and network operations. He holds a B.A. in Sociology, with honors, from the University of California, Berkeley, and a J.D. from the University of California College of the Law, San Francisco.

As previously disclosed on July 1, 2025, Wei-Ming Shao, Strategy’s then Executive Vice President & General Counsel and Corporate Secretary, had informed Strategy of his intention to retire on December 31, 2025. On December 1, 2025, in connection with Mr. Chow’s appointment as Executive Vice President & General Counsel and Corporate Secretary of Strategy, Strategy announced that Wei-Ming Shao retired from those same positions with Strategy, effective immediately. To assist Strategy in the transition of his duties and other related matters, Mr. Shao will serve in a non-executive employee advisory role reporting to Strategy’s President & Chief Executive Officer, Phong Le, from December 1, 2025 until December 31, 2025. During such period, Mr. Shao will receive the same base salary and benefits he received immediately prior to his retirement.

Item 7.01	Regulation FD Disclosure.

Guidance Updates

On December 1, 2025, Strategy issued a press release and presentation announcing updates to its previously disclosed fiscal year 2025 earnings guidance and fiscal year 2025 bitcoin key performance indicator targets (as well as the establishment of its USD Reserve discussed above).

Copies of the press release and presentation issued in connection with the announcement are attached and furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, estimates of future business prospects or financial results, including our fiscal year 2025 earnings guidance and fiscal year 2025 bitcoin key performance indicator targets, statements regarding the circumstances under which we will issue class A common stock or preferred securities, and statements regarding our intentions for our USD Reserve. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the price of a bitcoin as of December 31, 2025 may be substantially different than $85,000 to $110,000, which would cause our actual results to vary substantially from the target ranges provided herein relating to future operating income (loss), net income (loss), and diluted earnings (loss) per share; fluctuations in the market price of bitcoin and any associated unrealized gains or losses on digital assets that Strategy may record in its financial statements as a result of a change in the market price of bitcoin from the value at which Strategy’s bitcoins are carried on its balance sheet; the availability of debt and equity financing on favorable terms; gains or losses on any sales of bitcoins; changes in the accounting treatment relating to Strategy’s bitcoin holdings; changes in securities laws or other laws or regulations, or the adoption of new laws or regulations, relating to bitcoin that adversely affect the price of bitcoin or Strategy’s ability to transact in or own bitcoin; the impact of the availability of spot exchange traded products and other investment vehicles for bitcoin and other digital assets; a decrease in liquidity in the markets in which bitcoin is traded; security breaches, cyberattacks, unauthorized access, loss of private keys, fraud or other circumstances or events that result in the loss of Strategy’s bitcoins; impacts to the price and rate of adoption of bitcoin associated with financial difficulties and bankruptcies of various participants in the digital asset industry; the level and terms of Strategy’s substantial indebtedness and its ability to service such debt; fluctuations in tax benefits or provisions; changes in the market price of bitcoin as of period-end and their effect on our deferred tax assets, related valuation allowance, and tax expense; other potentially adverse tax consequences; competitive factors; general economic conditions, including levels of inflation and interest rates; currency fluctuations; and the other factors discussed under the caption “Risk Factor Updates” in Strategy’s Current Report on Form 8-K filed with the SEC on October 6, 2025 and under the caption “Risk Factors” in Strategy’s Quarterly Report on Form 10-Q filed with the SEC on

November 3, 2025 and the risks described in other filings that Strategy may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Strategy, dated December 1, 2025.

99.2	Presentation of Strategy, December 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2025	Strategy Inc (Registrant)

	By:	/s/ Andrew Kang
	Name:	Andrew Kang
	Title:	Executive Vice President & Chief Financial Officer